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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 17, 2000


                            FIELDWORKS, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Minnesota                 000-22221               41-1731723
(State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)          File Number)         Identification No.)


                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         See Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       Exhibits

         Exhibit 10.1 "Amendment to Purchase and Option Agreement dated as of June 29, 2000, between FWRKS Acquisition Corp. and FieldWorks Incorporated," dated August 16, 2000 (filed herewith)

         Exhibit 10.2 "Amendment of the Option to Purchase dated as of June 29, 2000, issued by Kontron Embedded Computers AG in favor of Industrial-Works Holding Co., LLC," dated August 16, 2000 (filed herewith)

         Exhibit 99.1 Press Release by the Company, "FieldWorks and Kontron Enter Operating Agreement; Kontron Exercises Revised Equity Option to Acquire Six Million Common Shares of FieldWorks," dated August 16, 2000 (filed herewith)

         Exhibit 99.2 Press Release by the Company, "FieldWorks announces reorganization and reduction in management team," dated August 17, 2000 (filed herewith)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIELDWORKS, INCORPORATED


Date: August 17, 2000                          /s/ Karen L. Engebretson
                                        -------------------------------------
                                        Karen L. Engebretson, Vice President of
                                        Finance and CFO (as authorized officer
                                        and principal financial officer)

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